                                                                      Exhibit 21




50.10%                                                         DECEMBER 31, 1998



                                 SUNOCO, INC.
                        SUBSIDIARIES OF THE REGISTRANT



COMPANY NAME:                                                       INC./REG.

Helios Capital Corporation                                             DE
---Beneco Leasing Two, Inc.                                            OH
---Sunoco Leasing, Inc.                                                DE
------Heleasco Twenty, Inc.                                            DE
------Heleasco Twenty-Three, Inc.                                      DE
------Jalisco Corporation                                              CA
---Sun Leasing Company                                                 DE

Marine Investment Company of Delaware                                  DE
---Alaska Bulk Carriers, Inc.                                          PA
---Sun Transport, Inc.                                                 DE

Mascot Petroleum Company, Inc.                                         DE

Mohawk Valley Oil, Inc.                                                NY
---Marcy Valley Oil Company, Inc.                                      DE

Radnor Corporation                                                     PA
---Radnor/Argyle Corporation                                           DE
---Radnor/Beachway Corporation                                         DE
---Radnor/California Service Corporation                               DE
---Radnor/Credit Corporation                                           DE
---Radnor/Delaware Avenue Corporation                                  PA
---Radnor Development Corporation                                      DE
---Radnor/Dutton Mill Corporation                                      PA
---Radnor/Edgewater, Inc.                                              DE
---Radnor/Fulton Industrial Corporation                                DE
---Radnor/Grand Oaks Corporation                                       DE
---Radnor/Green Meadows Corporation                                    DE
---Radnor/Investment Corporation                                       DE
---Radnor/Island Corporation                                           DE
---Radnor/Lakeside Corporation                                         DE
---Radnor/Loudoun Corporation                                          DE
---Radnor/Main St. Corporation                                         DE
---Radnor/Marina Corporation                                           PA
---Radnor/Murrieta Corporation                                         DE
---Radnor/North Corporation                                            DE
---Radnor/Parke East Corporation                                       DE
---Radnor/Pier 5 Corporation                                           PA
---Radnor/Plantation Corporation                                       DE
------Radnor Realty, Inc.                                              DE
---Radnor/Plymouth Corporation                                         PA
---I Radnor/Plymouth Investment Company                                DE
------Plymouth Building I Business Trust                               PA

COMPANY NAME:                                                       INC./REG.

---III Radnor/Plymouth Investment Company                              DE
---Radnor/Sarasota Corporation                                         DE
------Laurel Oak Realty Corporation                                    DE
---Radnor/Spring Ridge Corporation                                     DE
------Radnor/Frederick Corporation                                     DE
---Radnor/Spring Valley Corporation                                    DE
---Radnor/Sun Village Construction Corporation                         DE
---Radnor/Sun Village Corporation                                      DE
---Radnor Suncoast Corporation                                         DE
---Radnor/Vail Ranch Corporation                                       DE
---Radnor/Vanguard Corporation                                         DE
---Radnor/Victorville Corporation                                      DE
---Radnor/Villa Trinidad Corporation                                   DE
---Radnor/Vista Mar Corporation                                        DE
---Radnor/Willoughby Corporation                                       DE
---Radnor/Yorba Linda-I Corporation                                    DE

Sun Alternate Energy Corporation                                       DE

Sun Atlantic Refining and Marketing Company                            DE
---Sun Atlantic Refining and Marketing B.V., Inc.                      DE
---Sun Atlantic Refining and Marketing B.V.                            NL
------Atlantic Petroleum Corporation                                   DE
---------Atlantic Pipeline Corp.                                       DE
---------Atlantic Refining & Marketing Corp.                           DE

Sun Canada, Inc.                                                       DE
---Helios Assurance Company Limited                                    BA
---Petrosun Limited                                                    EN
---Sun International Limited                                           BA
---Sun Mexico One, Inc.                                                DE
------Sunoco de Mexico, S.A. de C.V.                                   MX
---Sun Mexico Two, Inc.                                                DE
---Sunoco Limited                                                      EN

Sun Coal & Coke Company                                                DE
---Bearcat Coke Company                                                DE
---Elk River Minerals Corporation                                      DE
---Indiana Harbor Coke Company                                         DE
---Indiana Harbor Coke Corporation                                     IN
---Jewell Coke Company                                                 DE
---Jewell Resources Corporation                                        VA
------Dominion Coal Corporation                                        VA
------Jewell Coal & Coke Company, Inc.                                 VA

COMPANY NAME:                                                       INC./REG.

------Jewell Smokeless Coal Corporation                                VA
------Oakwood Red Ash Coal Corporation                                 VA
------Vansant Coal Corporation                                         VA
---Shamrock Coal Company, Incorporated                                 DE

Sun Coke Company                                                       DE

Sun Company, Inc.                                                      DE
(Name Saver Company)

Sun Company, Inc.                                                      PA
(Name Saver Company)

Sun Executive Services Company                                         PA

Sun Geologic and Seismic, Inc.                                         DE

Sun Ocean Ventures, Inc.                                               DE

Sun Oil Argentina Limited                                              BA

Sun Oil Argentina Limited S.A.                                         Arg.

Sun Oil Company                                                        DE
(Name Saver Company)

Sun Oil Company (U.K.) Ltd.                                            DE

Sun Oil Export Company                                                 DE

Sun Oil International, Inc.                                            DE

Sun Oil Shabwa Yemen Limited                                           BA

Sun Oil (Thailand) Limited                                             TH

Sun Oil Trading Company                                                DE

Sun Pipe Line Company of Delaware                                      DE
---Mid-Continent Pipe Line Company                                     OK
---Mid-Valley Pipeline Company                                         OH
---Sun Oil Line Company of Michigan                                    MI
---Sun Pipe Line Company                                               PA
------National Sun Gas Company, Inc.                                   OK
---Sun Pipe Line Services Co.                                          DE

COMPANY NAME:                                                       INC./REG.

Sun Refining and Marketing Company                                     DE
(Name Saver Company)

Sun Services Corporation                                               PA

Sun Ship, Inc.                                                         PA
---Lesley Corporation                                                  DE

Sun-Del Services, Inc.                                                 DE

Sunoco, Inc. (R&M)                                                     PA
---Mid-State Oil Company                                               DE
---Puerto Rico Sun Oil Company                                         DE
---Sun BEF, Inc.                                                       TX
---Sun Far East Trading, Inc.                                          DE
---Sun Lubricants and Specialty Products Inc.                          QU
---Sun Oil Far East, Inc.                                              DE
---Sun Petrochemicals, Inc.                                            DE
---Sunmarks, Inc.                                                      DE
---Sunoco Caribbean, Inc.                                              DE
---Sunoco Power Marketing L.L.C.                                       PA

Sunoco Overseas, Inc.                                                  DE
---Lugrasa, S.A.                                                       PN

Sunoco Science and Technological Services, Inc.                        NY
(Name Saver Company)

The Claymont Investment Company                                        DE

Triad Carriers, Inc.                                                   PA
---BBQ, Inc.                                                           PA
---Carrier Systems Motor Freight, Inc.                                 DE